UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (only as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CHANTICLEER HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with Preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.
(3)	Filing Party:
(4)	Date Filed:

Chanticleer Holdings, Inc.

11220 Elm Lane, Suite 203

Charlotte, NC  28277

NOTICE OF SPECIAL MEETING OF THE STOCKHOLDERS TO BE HELD MAY __, 2012

Dear Stockholders:

Notice is hereby given that a Special Meeting of Stockholders of Chanticleer Holdings, Inc., a Delaware corporation (“we”, “us” or the “Company”), will be held at 9:00 a.m. local time on May __, 2012 at the Company’s headquarters, 11220 Elm Lane, Suite 203, Charlotte, NC 28277, to consider and act upon the following items of business:

1.	To authorize the Company to possibly amend its certificate of incorporation (as amended, the “Company Certificate”) to effect a 1-for-2 reverse stock split;
2.	To authorize the Company to possibly amend the Company Certificate to decrease the number of authorized shares of Company common stock to 20,000,000 shares; and
3.	To transact any other business that properly comes before the Special Meeting or any adjournments thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

Only stockholders of record of the Company at the close of business on April 12, 2012 will be entitled to receive notice of and to vote at the Special Meeting or any adjourned session. A list of all stockholders of record as of the record date will be open for inspection at the meeting. Any questions regarding the Special Meeting, including questions regarding directions to attend the Special Meeting and vote in person, are to be directed to the Company at (704) 366-5122.

The accompanying Proxy Statement is being mailed to the stockholders on or about April __, 2012.

Important Notice Regarding the Availability of Proxy Material for the Stockholder Meeting to be held on May __, 2012 — The proxy statement and annual report on Form 10-K for the year ended December 31, 2011, are available on the Internet at www.sec.gov.

Sincerely,

/s/ Michael D. Pruitt
MICHAEL D. PRUITT
Chief Executive Officer

Charlotte, NC	April ___, 2012

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD SO THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING AND TO ENSURE A QUORUM. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES USING THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES. PROXIES CAN ALSO BE REVOKED BY SUBMITTING A NEW PROXY WITH A LATER DATE OR BY DELIVERING WRITTEN INSTRUCTIONS TO THE CHIEF EXECUTIVE OFFICER OF THE COMPANY.

WHEN COMPLETING YOUR PROXY CARD, PLEASE SIGN YOUR NAME AS IT APPEARS PRINTED. IF SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. A PROXY EXECUTED BY A CORPORATION MUST BE SIGNED BY AN AUTHORIZED OFFICER.

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CHANTICLEER HOLDINGS, INC.

11227 Elm Lane, Suite 203

Charlotte, NC 28277

 PROXY STATEMENT

PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

SPECIAL MEETING OF THE STOCKHOLDERS TO BE HELD MAY ___, 2012

This Proxy statement and accompanying form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Chanticleer Holdings, Inc. (sometimes hereinafter referred to as “we”, “us”, “Company” or “Chanticleer”), for a Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held at the Company’s corporate offices at 9:00 a.m. local time on May __, 2012 at 11220 Elm Lane, Suite 203, Charlotte, NC 28277.

At the Special Meeting, stockholders will be asked (i) to authorize the Company to possibly amend its certificate of incorporation (as amended, the “Company Certificate”) to effect a 1-for-2 reverse stock split (the “Reverse Stock Split”); (ii) to authorize the Company to possibly amend the Company Certificate to decrease the number of authorized shares of Company common stock (“Common Stock”) to 20,000,000 shares (the “Decrease in Authorized”); and (iii) to transact any other business that properly comes before the Special Meeting or any adjournments thereof.

GENERAL

The enclosed proxy is solicited by the Board of the Company for the purposes set forth in the Notice of Special Meeting of Stockholders. The solicitation is being made by mail and we may also use our officers, employees and consultants to solicit proxies from stockholders either in person or by telephone, facsimile, e-mail or letter, without additional compensation. We will pay the cost for solicitation of proxies, including preparation, assembly and mailing this Proxy Statement and proxy. Such costs normally include charges from brokers and other custodians, nominees and fiduciaries for the distribution of proxy materials to the beneficial owners of our Common Stock. The approximate mailing date of this Proxy Statement and Notice of Special Meeting and form of proxy is April __, 2012.

Pursuant to a vote of the Board, each stockholder of record at the close of business on April __, 2012 (the “Record Date”), is entitled to notice of and vote at the Special Meeting. As of the close of business on the record date, we had            shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date entitles the holder thereof to one vote. Consistent with Delaware law and as provided under our By-laws, the holders of a majority of the shares entitled to cast votes on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter.

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Required Vote

The affirmative vote of the holders of a majority of our outstanding Common Stock is required to approve the Reverse Stock Split and the Decrease in Authorized. The Board has approved the Reverse Stock Split and the Decrease in Authorized and recommends that you vote FOR each proposal.

Inspector of Elections

Votes cast by proxy or in person at the Special Meeting will be tabulated by persons appointed by our Board to act as Inspector of Elections for the meeting. The Inspector of Elections will count the total number of votes cast for approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The Inspector of Elections will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares represented at the Special Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes are treated as votes against the authorization of the Reverse split and the Decrease in Authorized.

Voting

Registered stockholders can vote their shares by mailing their signed proxy card or voting in person. Stockholders who hold their shares in street name will need to contact their broker or other nominee.

Proxies

Proxies returned to us or our transfer agent, Routh Stock Transfer, Inc. (“Transfer Agent”), and properly executed will be voted in accordance with the stockholders’ instructions. You specify your choice by appropriately marking the enclosed proxy card. Brokers holding shares for the account of their clients may vote such shares in the manner directed by their clients.

Any proxy, which is timely signed and returned with no other markings, will be voted in accordance with the recommendation of our Board. The proxies also give our Board discretionary authority to vote the shares represented thereby on any matter which was not known as of the date of this Proxy Statement and is properly presented for action at the Special Meeting.

The execution of a proxy will in no way affect your right to attend the Special Meeting and vote in person. You have the right to revoke your proxy prior to the Special Meeting by giving notice to our Chief Executive Officer, Michael D. Pruitt, at our executive offices. You may also complete and submit a new proxy prior to the Special Meeting or you may revoke a previously submitted proxy at the Special Meeting by giving notice to our Chief Executive Officer at the Special Meeting.

For convenience in voting your shares on the enclosed proxy card, we have enclosed a postage-paid return envelope to our Transfer Agent, who will assist in tabulating the stockholder vote.

Our mailing address is 11220 Elm Lane, Suite 203, Charlotte, NC 28277. Our telephone number is (704) 366-5122, and facsimile number is (704) 366-2463.

Dissenters’ Rights

The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates the beneficial ownership of our voting securities of our Executive Officers, Directors, and all persons known by us to own beneficially more than 5% of any class of our outstanding voting securities, as of March 31, 2012, the most recent practicable date. As of March 31, 2012, there were 3,012,121 shares of our Common Stock issued and 2,498,891 shares of our Common Stock outstanding. The calculations below are based on the number of shares issued, which includes treasury stock of 513,230 shares. Except as otherwise indicated below, to the best of our knowledge, each person named in the table has sole voting and investment power with respect to the securities beneficially owned by them as set forth opposite their name. All options are currently exercisable, unless otherwise indicated.

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	Name and Address of	Amount and Nature of
Title of Class	Beneficial Owner	Beneficial Owner	% of Class

Common	Sandor Capital Master Fund LP (1)	298,200	9.9%

Common	Robert B. Prag (2)	298,200	9.9%

Common	Michael D. Pruitt (3)	404,610	13.4%
	11220 Elm Lane, Suite 203
	Charlotte, NC 28277

Common	Michael Carroll (4)	33,000	*
	11220 Elm Lane, Suite 203
	Charlotte, NC 28277

Common	Paul I. Moskowitz (4)	18,600	*
	11220 Elm Lane, Suite 203
	Charlotte, NC 28277

Common	Brian Corbman (4)	33,100	*
	11220 Elm Lane, Suite 203
	Charlotte, NC 28277

Common	Keith Johnson (4)	6,000	*
	11220 Elm Lane, Suite 203
	Charlotte, NC 28277

Common	All officers and directors as a	495,310	16.1%
	Group (5 persons)

* Less than 1%.

(1)	John S. Lemak has investment and voting control over the securities held by Sandor Capital Master Fund LP. Sandor maintains principal offices at 2828 Routh Street, Suite 500, Dallas, TX 75201. The amounts set forth in the table include 174,772 shares of Common Stock owned by Sandor, 24,700 shares of Common Stock owned by John S. Lemak and 98,728 shares of Common Stock underlying Class A Warrants owned by Sandor. The amounts set forth in the table exclude additional shares underlying Class A Warrants and Class B Warrants owned by Sandor and John S. Lemak, which warrants limit exercise to that number of shares that, when aggregated with the holder’s existing ownership of the Company’s Common Stock, would result in such holder, together with related persons or entities, owning more than 9.9% of the Company’s issued and outstanding Common Stock. This information is based solely on information in Schedule 13G.
(2)	Mr. Prag's address is 2455 El Amigo Road, Del Mar, CA 92014. The amounts set forth in the table include 152,000 shares of Common Stock owned by Mr. Prag, 28,000 shares of Common Stock owned by Del Mar Consulting Group, Inc. Retirement Plan Trust 9with respect to which Mr. Prag serves as Trustee), and 115,000 shares of Common Stock underlying Class A Warrants and Class B Warrants owned by Mr. Prag and Del Mar Consulting Group, Inc. Retirement Plan Trust, which warrants limit exercise to that number of shares that, when aggregated with the holder’s existing ownership of the Company’s Common Stock, would result in such holder, together with related persons or entities, owning more than 9.9% of the Company’s issued and outstanding Common Stock. This information is based solely on information in Schedule 13G.
(3)	Includes 62,680 shares of Common Stock held by Avenel Financial Group, Inc., a corporation controlled by Mr. Pruitt. The amounts set forth in the table exclude additional shares underlying Class A Warrants and Class B Warrants owned by Mr. Pruitt and Avenel Financial Group, Inc., which warrants limit exercise to that number of shares that, when aggregated with the holder’s existing ownership of the Company’s Common Stock, would result in such holder, together with related persons or entities, owning more than 9.9% of the Company’s issued and outstanding Common Stock.
(4)	Includes Class A and Class B warrants as follows.

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	Shares	Class A	Class B
	Owned	Warrants	Warrants	Total

Michael Carroll	11,000	11,000	11,000	33,000
Brian Corbman	11,100	11,000	11,000	33,100
Paul I. Moskowitz	6,200	6,200	6,200	18,600
Keith Johnson	2,000	2,000	2,000	6,000

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

This Proxy Statement contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future. The Company believes that such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Actual outcomes are dependent upon many factors. Words such as "anticipates," "believes," "estimates," "expects," "hopes," "targets" or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Proxy Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events, except as required by law.

PROPOSAL I

APPROVAL OF A POSSIBLE 1-FOR-2 REVERSE SPLIT OF THE COMPANY’S COMMON STOCK, IN THE DISCRETION OF OUR BOARD OF DIRECTORS

General

The Board of Directors has unanimously approved and declared advisable, subject to stockholder approval, an amendment to the Company Certificate to effect a 1-for-2 reverse split of the Company’s Common Stock. The Reverse Stock Split would become effective upon the filing of the amendment to the Company Certificate with the Secretary of State of the State of Delaware.

The Purpose of the Reverse Stock Split

The Board of Directors believes that it is in the best interests of our stockholders for the Board of Directors to obtain the authority to implement the Reverse Stock Split. In determining the advisability of the Reverse Stock Split, the Board of Directors considered the following anticipated benefits:

  increasing institutional investor interest in and ownership of our Common Stock;

  increasing investors’ visibility into our profitability on a per share basis; and

  providing for the listing of our Common Stock on NASDAQ.

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The Board of Directors believes that the Reverse Stock Split, if completed coupled with the uplisting and capital gain, could make our Common Stock more attractive to a broader range of institutional and other investors. Many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in low-priced stocks or recommending such stocks to their customers because of the trading volatility often associated with such stocks. The processing of trades in low-priced stocks may be economically unattractive to brokers and their customers because brokers’ commissions on transactions are often based on the number of shares subject to the transaction and in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage on low-priced stocks. The combination of lower transaction costs and increased interest from institutional investors and analysts could ultimately improve the trading liquidity of our Common Stock.

Board Discretion to Implement the Reverse Stock Split

The Board of Directors believes that providing it with discretion is in the best interests of our stockholders because it provides the Board of Directors with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. If the stockholders approve this proposal, the Board of Directors would carry out the Reverse Stock Split only upon the Board of Directors’ determination that the Reverse Stock Split would be in the best interests of the stockholders at that time.

To accomplish the Reverse Stock Split, we would file an amendment to the Company Certificate with the Delaware Secretary of State. The form of amendment to the Company Certificate to accomplish the proposed Reverse Stock Split is attached as Exhibit A to this Proxy Statement. The text of the amendment to the Company Certificate is subject to modification to include such changes as the Board of Directors deems necessary and advisable to effect the Reverse Stock Split. If the Board of Directors elects to implement the Reverse Stock Split, the number of issued and outstanding shares of our Common Stock would be reduced in accordance with the exchange ratio for the Reverse Stock Split. The number of authorized shares of Preferred Stock would remain unchanged. The Reverse Stock Split would become effective upon filing the amendment to the Company Certificate with the Delaware Secretary of State. No further action on the part of stockholders would be required to either effect or abandon the Reverse Stock Split.

If the Board of Directors does not implement the Reverse Stock Split

The Board of Directors reserves its right to elect not to proceed and to abandon the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.

Potential Effects of the Proposed Reverse Stock Split

The immediate effect of the Reverse Stock Split would be to reduce the number of shares of the outstanding Common Stock and to increase the trading price of such Common Stock. However, the effect of any consummated Reverse Stock Split upon the market price of the Common Stock cannot be predicted, and the history of Reverse Stock Splits for companies in similar circumstances is that sometimes stock performance improves, but in many cases it does not. There can be no assurance that the trading price of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding as a result of the Reverse Stock Split or remain at an increased level for any period. The trading price of the Common Stock may change due to a variety of other factors, including our operating results, other factors related to our business and general market conditions. In addition, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be issued and outstanding if the Reverse Stock Split is effectuated.

Effects on Ownership by Individual Stockholders

If we implement the Reverse Stock Split, the number of shares of our Common Stock held by each stockholder would be reduced by multiplying the number of shares held immediately before the Reverse Stock Split by the exchange ratio, and then rounding up to the nearest whole share. The Reverse Stock Split would not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power, except to the extent that interest in a fractional share would be rounded up to the nearest whole share.

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Effect on Options, Warrants and Other Securities

In addition, all outstanding options, warrants and other securities entitling their holders to purchase shares of our Common Stock would be adjusted as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, proportionate adjustments will be made to the exercise price per share and the number of shares issuable upon the exercise of all outstanding options, entitling the holders to purchase shares of our Common Stock, which will result in approximately the same aggregate price being required to be paid for such options upon exercise immediately preceding the Reverse Stock Split.

Other Effects on Outstanding Shares

If the Reverse Stock Split were implemented, the rights and preferences of the outstanding shares of the Common Stock would remain the same after the Reverse Stock Split. Each share of Common Stock issued pursuant to the Reverse Stock Split would be fully paid and non−assessable. The Reverse Stock Split would result in some stockholders owning "odd−lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd−lots are generally higher than the costs of transactions in "round−lots" of even multiples of 100 shares.

Effect on Authorized Shares of Common Stock

While the Reverse Stock Split, if implemented, would not in and of itself reduce the number of authorized shares of Common Stock, in the event Proposal 2, the Decrease in Authorized, is approved and effected, our authorized Common Stock would be reduced to 20 million shares (see Proposal 2).

Procedure for Implementing the Proposed Reverse Stock Split and Exchange of Stock Certificates

If stockholders approve the Reverse Stock Split the Board of Directors may elect whether or not to declare effective the Reverse Stock Split. The Reverse Stock Split would be implemented by filing the amendment to the Company Certificate with the Delaware Secretary of State, and the Reverse Stock Split would become effective on the date the filing is accepted by the Secretary of State. As of the effective date of the Reverse Stock Split, each certificate representing shares of our Common Stock before the Reverse Stock Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Stock Split, except that holders who have not exchanged their certificates would not be entitled to receive any dividends or other distributions payable by us after the effective date until they surrender their old stock certificates for exchange. All shares, underlying options and warrants and other securities would also be automatically adjusted on the effective date. If we elect to exchange share certificates, our transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. In such event, as soon as practicable after the effective date, stockholders and holders of securities convertible into our Common Stock would be notified of the effectiveness of the Reverse Stock Split. Stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until such stockholder has surrendered the outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the Reverse Stock Split, rounded up to the nearest whole share. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

Accounting Consequences

The par value per share of our Common Stock would remain unchanged after the Reverse Stock Split. The per share Common Stock net income or loss and net book value will be increased for current and comparative prior periods because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

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Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. In order to avoid the expense and inconvenience of issuing and transferring fractional shares of our Common Stock to stockholders who would otherwise be entitled to receive fractional shares of Common Stock following the Reverse Stock Split, any fractional shares which result from the Reverse Stock Split will be rounded up to the next whole share.

No Appraisal Rights

Under the Delaware Business Corporate Law, stockholders are not entitled to appraisal rights with respect to the proposed amendment to the Certificate of Incorporation to effect the Reverse Stock Split.

United States Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of important U.S. tax considerations of the Reverse Stock Split. It addresses only stockholders who hold the pre−Reverse Stock Split shares and post−Reverse Stock Split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax−exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stock-Global holders, stockholders who hold the pre−Reverse Stock Split shares as part of a straddle, hedge, or conversion transaction, stockholders who are subject to the alternative minimum tax provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and stockholders who acquired their pre−Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split. Each stockholder is advised to consult a qualified tax advisor.

The proposed Reverse Stock Split is intended to be treated as a "reorganization" within the meaning of Section 368 of the Code. Assuming the Reverse Stock Split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the Reverse Stock Split. The aggregate tax basis of the post−Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre−Reverse Stock Split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post−Reverse Stock Split shares received will include the holding period of the pre−Reverse Stock Split shares exchanged. The rounding up in respect of fractional shares will not result in a taxable event to a stockholder; however, there will be an adjustment to the stockholder’s basis equal to the fractional share times the market value on the date of issuance. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY'S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERSE SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

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Required Vote

The affirmative vote of a majority of the votes represented in person or by proxy at the Special Meeting is required for the adoption of the proposed amendment to the Company Certificate to authorize us to effect the Reverse Stock Split. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted “FOR” the proposed Reverse Stock Split.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE POSSIBLE AMENDMENT TO THE COMPANY CERTIFICATE TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL 2

APPROVAL OF A POSSIBLE AMENDMENT TO THE COMPANY CERTIFICATE TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMPANY COMMON STOCK TO 20,000,000 SHARES, IN THE DISCRETION OF OUR BOARD OF DIRECTORS

General

The Board of Directors has unanimously approved and declared advisable, subject to stockholder approval, an amendment to the Company Certificate to decrease the number of authorized shares of Common Stock to 20,000,000 shares. The increase in the number of authorized shares of Common Stock would become effective upon the filing of the amendment to the Company Certificate with the Secretary of State of the State of Delaware.

Purpose of Decreasing Authorized Shares of Company Common Stock

The purpose of decreasing the authorized number of shares of Company Common Stock is to reduce our authorized Common Stock to a number that will (i) permit the full conversion of our options, warrants, and other convertible securities; (ii) provide the Company with sufficient common share capacity to allow the flexibility for future equity financings to raise funds to support the intended growth of the Company’s business, including through strategic acquisitions; and (iii) reduce the franchise taxes payable to the State of Delaware as much as possible.

Effect of Proposal

If this Proposal is approved, there will be a sufficient number of shares of Company Common Stock to permit the full conversion of our options, warrants, and other convertible securities and to provide adequate financing flexibility to support our plan to grow the Company’s business for the foreseeable future. We do not currently have any material commitments which would require the issuance of additional shares of Company Common Stock.

The Board of Directors does not believe that a decrease in the number of authorized shares of Company Common Stock, without more, will have a significant impact on the market price of our Common Stock. The decrease in our authorized but unissued shares of Company Common Stock will however reduce our franchise tax obligations to the State of Delaware, and will limit the Company’s ability to issue additional shares of Company Common Stock, which will reduce the potential dilution to the Company’s current Stockholders from said action.

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Relationship to Other Proposals

Implementation of Proposal 2 is contingent upon (i) obtaining stockholder approval of Proposal 1; and (ii) the decision of our Board of Directors to implement Proposal 1.

Required Vote

The affirmative vote of a majority of the votes represented in person or by proxy at the Special Meeting is required for the adoption of the proposed amendment to the Company Certificate to authorize us to effect the Decrease in Authorized. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted “FOR” the proposed Decrease in Authorized.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE POSSIBLE AMENDMENT TO THE COMPANY CERTIFICATE TO EFFECT THE DECREASE IN AUTHORIZED.

EFFECTIVE DATE OF STOCKHOLDER ACTIONS

The Company anticipates effectuating the Reverse Stock Split and the Decrease in Authorized, through the filing of an amendment to the Company Certificate with the Office of the Secretary of State of Delaware, promptly after receipt of the approval of the stockholders at the Special Meeting and the Board of Director’s believes that the Company will be able to uplist its shares to the Nasdaq and can effect a capital raise.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one Proxy Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the Proxy Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Proxy Statement by contacting the Company via telephone at (704) 366-5122 or at the address set forth above.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires us to file reports, proxy statements and other information with the SEC. You may inspect and request copies (at prescribed rates) of our reports, proxy statements and other information filed by us at the public reference facilities at the SEC’s office at Judiciary Plaza, 100 F Street, N.E., Washington, D.C. 20549, at the SEC’s Regional Office at Room 1102, Jacob K. Javits Federal Building, 26 Federal Plaza, New York, NY 10278 and at the SEC’s Regional Office at 44 Montgomery Street, Suite 1100, San Francisco, CA 94101. Our reports, proxy statements and other information can also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

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Appendix A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CHANTICLEER HOLDINGS, INC.

Chanticleer Holdings, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

1. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article Fourth thereof in its entirety and inserting the following in lieu thereof:

"FOURTH: The total number of shares of stock of which the Corporation shall have authority to issue is 20,000,000, all of which shall be shares of Common Stock, par value $.0001 per share.

Upon this Certificate of Amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), each share of the Corporation's Common Stock, par value $.0001 per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one-half of a (1/2) shares of Common Stock, par value $.0001 per share, of the Corporation (the "New Common Stock"). Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock as equals the quotient obtained by dividing the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by two (2) (the "Reverse Stock Split")."

2. The foregoing amendment was duly adopted in accordance with the provisions of Sections 242, 141 (by written consent of the board of directors), and 211 (at a special meeting of the stockholders) of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed on May ___, 2012.

CHANTICLEER HOLDINGS, INC.

By:
Name:
Title:

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

CHANTICLEER HOLDINGS, INC.

PROXY - SPECIAL MEETING OF STOCKHOLDERS

May ___, 2012

The undersigned hereby appoints Michael D. Pruitt, the true and lawful attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Chanticleer Holdings, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company’s headquarters, 11220 Elm Lane, Suite 203, Charlotte, NC 28277, on May __, 2012, at 9:00 a.m. local time, or at any adjournment thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement, both dated April __, 2012.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED TO APPROVE EACH OF THE PROPOSALS SET FORTH BELOW.

1. To authorize the Company to possibly amend the Company’s Certificate of Incorporation (as amended, the “Company Certificate”) to effect a 1-for-2 reverse stock split of the Company’s common stock, in the discretion of our Board of Directors.

FOR [            ]                     AGAINST [            ]                     ABSTAIN [            ]

2. To authorize the Company to possibly amend the Company Certificate to decrease the number of authorized shares of Company common stock to 20,000,000 shares, in the discretion of our Board of Directors.

FOR [            ]                     AGAINST [            ]                     ABSTAIN [            ]

3. To transact any other business that properly comes before the Special Meeting or any adjournments thereof.

FOR [            ]                     AGAINST [            ]                     ABSTAIN [            ]

NOTE: Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a corporation gives a proxy, an authorized officer should sign it.

Signature:	Date:

Signature:	Date:

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